Exhibit 99.1

            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                 AUGUST 19, 2002

                       RATED
                       WATER
       RIG NAME        DEPTH            DESIGN             LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted       Walter Oil & Gas


-----------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted         ChevronTexaco
-----------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg Cantilever   GOM            Contracted           Spinnaker
-----------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg Cantilever Indonesia        Contracted             CNOOC

-----------------------------------------------------------------------------------------------------------------
Ocean Heritage         300'      Independent Leg Cantilever Singapore   Shipyard for water-depth      -
                                                                                upgrade
-----------------------------------------------------------------------------------------------------------------
Ocean Spartan          300'      Independent Leg Cantilever   GOM       Shipyard for water-depth      -
                                                                                upgrade
-----------------------------------------------------------------------------------------------------------------
Ocean Spur             300'      Independent Leg Cantilever   GOM       Shipyard for water-depth      -
                                                                                upgrade
-----------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg Cantilever   GOM            Contracted              BP

-----------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg Cantilever   GOM            Contracted        Pogo Producing

-----------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg Cantilever   GOM            Contracted         EOG Resources

-----------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM            Contracted       Walter Oil & Gas

-----------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Slot         GOM       Shipyard for cantilever       -
                                                                                upgrade
-----------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                   Senegal           Shipyard                -
-----------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM            Contracted            El Paso
-----------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                  North Sea          Stacked                 -
-----------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM             Stacked                 -
-----------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class             Australia         Contracted              OMV

-----------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco 711   North Sea         Contracted             Shell
                                 Series
-----------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea         Contracted           Talisman
-----------------------------------------------------------------------------------------------------------------

                                       1

                       RATED
                       WATER
       RIG NAME        DEPTH            DESIGN             LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                    Ghana           Contracted             Dana
-----------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                     Vietnam          Contracted              BP

-----------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                     Vietnam          Contracted         PetroVietnam

-----------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted       Walter Oil & Gas

-----------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted          Kerr McGee

-----------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM            Contracted           DOTS/LLOG

-----------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                 Brazil          Contracted          Enterprise
-----------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil          Contracted           Petrobras

-----------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced Pacesetter GOM            Contracted             Devon
-----------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM            Contracted          Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil          Contracted           Petrobras

-----------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted          Kerr McGee


-----------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM             Shipyard                -
-----------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM             Stacked                 -
-----------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM            Contracted            Murphy

-----------------------------------------------------------------------------------------------------------------
Ocean Baroness         7,000'    Victory Class              Malaysia         Contracted            Murphy

-----------------------------------------------------------------------------------------------------------------
Ocean Rover            7,000'    Victory Class             Singapore      Shipyard Upgrade            -
-----------------------------------------------------------------------------------------------------------------


                                       2

                       RATED
                       WATER
       RIG NAME        DEPTH            DESIGN             LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted           Petrobras

-----------------------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

** TABLE CONTINUED.... **

       RIG NAME            CURRENT TERM             START DATE          ESTIMATED END DATE
----------------------------------------------------------------------------------------------
Ocean Crusader                one well             early May 2002         late August 2002


----------------------------------------------------------------------------------------------
Ocean Drake             one well plus option      early July 2002         late August 2002
----------------------------------------------------------------------------------------------
Ocean Champion                   -               early August 2001                -
----------------------------------------------------------------------------------------------
Ocean Columbia          one well plus option      early July 2002         late August 2002
----------------------------------------------------------------------------------------------
Ocean Sovereign            two-year term         mid September 2000      late September 2002

----------------------------------------------------------------------------------------------
Ocean Heritage                   -                 late June 2002        early December 2002

----------------------------------------------------------------------------------------------
Ocean Spartan                   -                early April 2002       early October 2002

----------------------------------------------------------------------------------------------
Ocean Spur                       -                 mid April 2002         mid November 2002

----------------------------------------------------------------------------------------------
Ocean King            90-day extension plus       early August 2002      early November 2002
                              option
----------------------------------------------------------------------------------------------
Ocean Nugget          second of three wells plus   late July 2002        late November 2002
                              option
----------------------------------------------------------------------------------------------
Ocean Summit                  one well           early August 2002        late August 2002

----------------------------------------------------------------------------------------------
Ocean Warwick                 one year           early January 2002      late December 2002
----------------------------------------------------------------------------------------------
Ocean Titan                   one well           early August 2002      early September 2002

----------------------------------------------------------------------------------------------
Ocean Tower                      -                mid August 2002         mid February 2003

----------------------------------------------------------------------------------------------
Ocean Liberator                  -                late March 2002        mid September 2002
----------------------------------------------------------------------------------------------
Ocean Century                    -                      1998                      -
----------------------------------------------------------------------------------------------
Ocean Ambassador        one well plus option      mid August 2002        mid September 2002
----------------------------------------------------------------------------------------------
Ocean Nomad                      -                mid August 2002        late September 2002
----------------------------------------------------------------------------------------------
Ocean New Era                    -               late October 2001                -
----------------------------------------------------------------------------------------------
Ocean Bounty                  one well           early August 2002        late August 2002

----------------------------------------------------------------------------------------------
Ocean Guardian               five wells         early February 2002       mid October 2002

----------------------------------------------------------------------------------------------
Ocean Princess               two wells             mid March 2002         late August 2002
----------------------------------------------------------------------------------------------


                                        1

       RIG NAME            CURRENT TERM             START DATE          ESTIMATED END DATE
----------------------------------------------------------------------------------------------
Ocean Whittington             one well            early July 2002        mid September 2002
----------------------------------------------------------------------------------------------
Ocean Epoch            five wells plus option   early December 2001       late October 2002

----------------------------------------------------------------------------------------------
Ocean General         two well program plus         mid May 2002          mid December 2002
                              options
----------------------------------------------------------------------------------------------
Ocean Prospector                 -                      1998                      -
----------------------------------------------------------------------------------------------
Ocean Endeavor                   -                early March 2002                -
----------------------------------------------------------------------------------------------
Ocean Concord                 one well           early August 2002        late August 2002

----------------------------------------------------------------------------------------------
Ocean Lexington               one well             late July 2002         late August 2002

----------------------------------------------------------------------------------------------
Ocean Saratoga        second of two wells plus    early July 2002         late August 2002
                              option
----------------------------------------------------------------------------------------------
Ocean Yorktown          15-well development      mid September 2001         mid May 2003
----------------------------------------------------------------------------------------------
Ocean Voyager                    -                early March 2002                -
----------------------------------------------------------------------------------------------
Ocean Yatzy             five-year term plus     early November 1998      early November 2003
                              option
----------------------------------------------------------------------------------------------
Ocean Worker                  one well             late July 2002       early September 2002
----------------------------------------------------------------------------------------------
Ocean Quest           one tieback plus option     mid August 2002         late August 2002
----------------------------------------------------------------------------------------------
Ocean Winner             18-month extension       early July 2001        early November 2002

----------------------------------------------------------------------------------------------
Ocean Alliance           four-year contract     early September 2000    early September 2004
----------------------------------------------------------------------------------------------
Ocean Star                thirty day term         mid August 2002        mid September 2002


----------------------------------------------------------------------------------------------
Ocean Victory                    -                mid August 2002        late September 2002
----------------------------------------------------------------------------------------------
Ocean America                    -                mid August 2002        early October 2002
----------------------------------------------------------------------------------------------
Ocean Valiant           third of three wells     early January 2002       late August 2002

----------------------------------------------------------------------------------------------
Ocean Baroness              fourth well          early August 2002       late September 2002

----------------------------------------------------------------------------------------------
Ocean Rover                      -               early January 2002      third quarter 2003
----------------------------------------------------------------------------------------------


                                       2

       RIG NAME            CURRENT TERM             START DATE          ESTIMATED END DATE
----------------------------------------------------------------------------------------------
Ocean Confidence           five-year term        early January 2001      early January 2006
----------------------------------------------------------------------------------------------
Ocean Clipper             three-year term         mid January 2000       early January 2003

----------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

** TABLE CONTINUED.... **

                         DAYRATE
       RIG NAME      (IN THOUSANDS)          FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------
Ocean Crusader         high teens    one workover with Walter in the high teens ending
                                     late August 2002, followed by two wells with Walter
                                     in the lower 20's ending mid October 2002.
-----------------------------------------------------------------------------------------
Ocean Drake            lower 20's    available.
-----------------------------------------------------------------------------------------
Ocean Champion              -                                 -
-----------------------------------------------------------------------------------------
Ocean Columbia         upper teens   available.
-----------------------------------------------------------------------------------------
Ocean Sovereign        lower 30's    Singapore shipyard for leg upgrade ending early
                                     February 2003.
-----------------------------------------------------------------------------------------
Ocean Heritage              -        available.

-----------------------------------------------------------------------------------------
Ocean Spartan               -        available.

-----------------------------------------------------------------------------------------
Ocean Spur                  -        available.

-----------------------------------------------------------------------------------------
Ocean King             upper 20's    available.

-----------------------------------------------------------------------------------------
Ocean Nugget           upper teens   available.

-----------------------------------------------------------------------------------------
Ocean Summit           lower 20's    one well plus option with EOG in upper 20's ending
                                     late October 2002.
-----------------------------------------------------------------------------------------
Ocean Warwick          upper 20's    available.
-----------------------------------------------------------------------------------------
Ocean Titan            lower 20's    one well plus option with Walter in lower 20's
                                     ending mid December 2002.
-----------------------------------------------------------------------------------------
Ocean Tower                 -        available.

-----------------------------------------------------------------------------------------
Ocean Liberator             -        Shipyard in Dakar/available.
-----------------------------------------------------------------------------------------
Ocean Century               -                                 -
-----------------------------------------------------------------------------------------
Ocean Ambassador       lower 40's    available.
-----------------------------------------------------------------------------------------
Ocean Nomad                 -        available.
-----------------------------------------------------------------------------------------
Ocean New Era               -        available.
-----------------------------------------------------------------------------------------
Ocean Bounty           lower 90's    one well plus demobe with Santos in lower 90's
                                     ending mid October 2002.
-----------------------------------------------------------------------------------------
Ocean Guardian         lower 90's    available

-----------------------------------------------------------------------------------------
Ocean Princess         lower 70's    available.
-----------------------------------------------------------------------------------------


                                        1

                         DAYRATE
       RIG NAME      (IN THOUSANDS)          FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------
Ocean Whittington      lower 50's    available.
-----------------------------------------------------------------------------------------
Ocean Epoch            lower 70's    first option well declared in lower 70's ending
                                     early November 2002.
-----------------------------------------------------------------------------------------
Ocean General           mid 60's     available.

-----------------------------------------------------------------------------------------
Ocean Prospector            -                                 -
-----------------------------------------------------------------------------------------
Ocean Endeavor              -                                 -
-----------------------------------------------------------------------------------------
Ocean Concord          lower 30's    one well plus option with Walter in mid 30's ending
                                     early September 2002.
-----------------------------------------------------------------------------------------
Ocean Lexington         mid 30's     one well plus option with Kerr McGee in mid 30's
                                     ending early September 2002.
-----------------------------------------------------------------------------------------
Ocean Saratoga          mid 30's     available.

-----------------------------------------------------------------------------------------
Ocean Yorktown         lower 60's    available.
-----------------------------------------------------------------------------------------
Ocean Voyager               -                                 -
-----------------------------------------------------------------------------------------
Ocean Yatzy               120's      available.

-----------------------------------------------------------------------------------------
Ocean Worker           lower 40's    available.
-----------------------------------------------------------------------------------------
Ocean Quest             mid 70's     special survey in shipyard ending late October 2002.
-----------------------------------------------------------------------------------------
Ocean Winner           lower 80's    one year extension in lower 60's with Petrobras
                                     ending early November 2003.
-----------------------------------------------------------------------------------------
Ocean Alliance            110's      available.
-----------------------------------------------------------------------------------------
Ocean Star             upper 60's    two wells with Kerr McGee in upper 80's ending mid
                                     November 2002, followed by nine month term work with
                                     Kerr McGee in mid 80's ending mid August 2003.
-----------------------------------------------------------------------------------------
Ocean Victory               -        available.
-----------------------------------------------------------------------------------------
Ocean America               -        available
-----------------------------------------------------------------------------------------
Ocean Valiant          lower 80's    seven month term plus option with Murphy in lower
                                     80's ending late March 2003.
-----------------------------------------------------------------------------------------
Ocean Baroness            120's      demobe with Murphy in 170's ending early October
                                     2002.
-----------------------------------------------------------------------------------------
Ocean Rover                 -        available.
-----------------------------------------------------------------------------------------


                                        2

                         DAYRATE
       RIG NAME      (IN THOUSANDS)          FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------
Ocean Confidence          170's      available.
-----------------------------------------------------------------------------------------
Ocean Clipper          lower 90's    one year extension in 100's with Petrobras ending
                                     early January 2004.
-----------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico










                                       3



** TABLE COMPLETE **